UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 30, 2013
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.
As disclosed in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, filed with the Securities and Exchange Commission on July 30, 2013, we disclosed our 2013 segment realignment and presentation changes which are comprised of the following three items:
(1) In April 2013, we made the decision to simplify our organizational structure to focus on three core business segments. The new segments better reflect the markets where we participate and lead today, and where we expect to grow in the future.
Beginning in the second quarter of 2013 the following changes have been made:
•Our BioPolymer division has been moved into a standalone reporting segment and renamed FMC Health and Nutrition. This change better reflects our strategic intent to continue to broaden our product and customer base in faster growing food and pharmaceutical segments and to expand into nutraceuticals, personal care and similar markets.
•We have combined our Lithium and Alkali Chemicals divisions into a single reporting segment, FMC Minerals. We believe doing this will enable us to leverage technical resources and improve operating performance in both businesses.
•Our Agricultural Products Group has been renamed FMC Agricultural Solutions. We believe this name change better reflects the value-added solutions and services that we provide to our customers.
•Finally, our Peroxygens and related Environmental Solutions product lines have become a standalone reporting segment called FMC Peroxygens. We have begun exploring the divestiture of all of this segment.
(2) Effective January 1, 2013, we adopted the Financial Accounting Standards Board's (FASB) updated guidance on balance sheet offsetting.

(3)
Effective in January 2013, our segment presentations including allocation of certain corporate expenses were updated to reflect how we currently make financial decisions and allocate resources. These changes were first presented within our Form 10-Q for the quarter ended March 31, 2013. The presentation change was also made since we believe the changes provide a better understanding of the underlying profitability of each individual business segment. The changes were the following:

•	Allocation of certain long-term incentives, primarily stock-based compensation, from the category other income (expense), net to each business segment.

•	Allocation of the depreciation on capitalized interest associated with completed construction projects from the category other income (expense), net to each business segment.

•
The presentation of the impact of noncontrolling interest as its own line item. Noncontrolling interest impacts were previously netted within each individual segment. The majority of the noncontrolling interest pertains to our FMC Minerals segment.

•	We have combined other income (expense), net and corporate expense into one line item renamed “Corporate and other”.
In accordance with accounting principles generally accepted in the United States, or US GAAP, these changes in our reporting must be applied retrospectively. We are issuing this Current Report on Form 8-K, or Form 8-K, to update our historical financial information on a basis that is consistent with the new reporting structure, allocations and the adoption of the FASB's updated guidance on balance sheet offsetting. The change in reportable segments, allocations and the adoption of the balance sheet offsetting accounting guidance did not change our consolidated results of operations, financial condition or cash flows for any period.
In this Form 8-K, we have updated the following information that appeared in FMC's Annual Report on Form 10-K for the year ended December 31, 2012 (2012 Form 10-K):

•	Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23.1 and incorporated herein by reference;

•	Form 10-K, Part I, Item 1: Business and Item 1A: Risk Factors, attached as Exhibit 99.1 to this report and incorporated herein by reference;

•	Form 10-K, Part I, Item 2: Properties, attached as Exhibit 99.2 to this report and incorporated herein by reference;

•
Form 10-K, Part II, Items 7 and 7A: Management's Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk, attached as Exhibit 99.3 to this report and incorporated herein by reference;

•	Form 10-K, Part II, Item 8: Financial Statements and Supplementary Data, attached as Exhibit 99.4 to this report and incorporated herein by reference;

The information included in and with this Form 8-K is presented for information purposes only in connection with the reporting changes described above for FMC. This Form 8-K does not reflect events occurring after February 19, 2013, the date we filed our 2012 Form 10-K, and does not modify or update the disclosures included in the 2012 Form 10-K therein in any way, other than as required to reflect the change in reportable segments, allocations and the adoption of a new accounting standard, as described above and set forth in Exhibits 99.1 through 99.4 attached hereto. You should therefore read this information in conjunction with the 2012 Form 10-K, and any subsequent amendments on Form 10-K/A, filed with the Securities and Exchange Commission after February 19, 2013 and in conjunction with our June 30, 2013 Form 10-Q filed with the Securities and Exchange Commission on July 30, 2013.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
23.1    Consent of Independent Registered Public Accounting Firm
99.1     Form 10-K, Part I, Item 1: Business and Item 1A: Risk Factors
99.2     10-K Part I, Item 2: Properties

99.3	10-K Part II, Item 7 and 7A: Management's Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk
99.4     10-K Part I, Item 8: Financial Statements and Supplementary Data
101    Interactive Data Files

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ PAUL W. GRAVES
Paul W. Graves Executive Vice President and Chief Financial Officer
Date: July 30, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Form 10-K, Part I, Item 1: Business and Item 1A: Risk Factors

99.2	10-K Part I, Item 2: Properties

99.3	10-K Part II, Item 7 and 7A: Management's Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk

99.4	10-K Part I, Item 8: Financial Statements and Supplementary Data

101	Interactive Data Files